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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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VALUECLICK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ValueClick, Inc.
4353 Park Terrace Drive
Westlake Village, CA 91361
(818) 575-4500

        April 29, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of ValueClick, Inc., a Delaware corporation (the "Company" or "ValueClick"), to be held on Thursday, June 3, 2004, at 11:30 a.m., Pacific Time, at The Westlake Village Inn, 31943 Agoura Road, Westlake Village, California. The hotel is located near the Company's corporate offices.

        The Annual Meeting has been called for the purpose of (i) electing five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 15, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,
James R. Zarley Chairman and Chief Executive Officer

ValueClick, Inc.
4353 Park Terrace Drive
Westlake Village, CA 91361
(818) 575-4500

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 3, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of ValueClick, Inc. (the "Company" or "ValueClick") will be held on Thursday, June 3, 2004, at 11:30 a.m., Pacific Time, at The Westlake Village Inn, 31943 Agoura Road, Westlake Village, California. The hotel is located near the Company's corporate offices. The Annual Meeting is being called for the purpose of considering and voting upon:

  1.
  The election of five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified; and,

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 15, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock, par value $.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

        Directions to The Westlake Village Inn can be obtained by contacting the Hotel at (800) 535-9978.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

By Order of the Board of Directors
Scott P. Barlow Secretary

Westlake Village, California
April 29, 2004

VALUECLICK, INC.
4353 Park Terrace Drive
Westlake Village, CA 91361

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 3, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ValueClick, Inc. (the "Company" or "ValueClick") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 3, 2004 at 11:30 a.m., Pacific Time, and any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting will be held at The Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, near the Company's corporate offices.

        At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

  1.
  The election of five members to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified; and,

  2.
  Such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 29, 2004 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 15, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 79,053,705 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 524 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a Director of the Company.

        Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of the Director, votes may be cast for or withheld from the nominee. Votes cast for the nominee will count as "yes" votes; votes that are withheld from the nominee will not be voted with respect to the election of the nominee although they will be counted when determining whether there is a quorum. Broker non-votes will have no effect on the outcome of the election of Directors.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted on any matter by giving written notice of such revocation to the Secretary or Assistant Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to stockholders of the Company, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 ("Fiscal 2003") is being mailed to stockholders of the Company concurrently with this Proxy Statement. Except where otherwise incorporated by reference, the Annual Report and Annual Report on Form 10-K, are not a part of the proxy solicitation material.

CORPORATE GOVERNANCE

Independence of Directors

        The Company's Board of Directors has affirmatively determined that each Director, other than James R. Zarley, our Chief Executive Officer, and Tom Vadnais, is an "independent director" under the listing standards of The NASDAQ Stock Market, Inc. ("NASDAQ"). Under NASDAQ listing standards, an "independent director" is a director who, in the judgment of the board, does not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        In addition, all members of the Audit Committee and the Compensation Committee are independent directors. In accordance with NASDAQ listing standards, all the members of the Audit Committee also meet additional independence criteria applicable to audit committee members.

Lead Director

        The Board has determined that its non-management members will meet a minimum of two times per year to discuss any issues that might more properly be raised outside of the presence of management and has appointed David S. Buzby as Lead Director to facilitate these meetings.

Code of Ethics and Business Conduct/Reporting of Concerns

        We have adopted a Code of Ethics and Business Conduct (the "Code") for our principal executive, financial and accounting, and other officers, and our directors, employees, agents and consultants. The Code is publicly available on our website at www.valueclick.com under "Corporate Info". Among other things, the Code addresses such issues as conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with applicable law (including insider trading laws), and reporting of illegal or unethical behavior.

        Included in the Code, ValueClick has established an accounting ethics complaint procedure for all employees of the Company and its subsidiaries. The complaint procedure is for employees who may have concerns regarding accounting, internal accounting controls and auditing matters. The Company treats all complaints confidentially and with the utmost professionalism. If an employee desires, he or she may submit any concerns or complaints on an anonymous basis, and his or her concerns or complaints will be addressed in the same manner as any other complaints. The Company does not, and will not, condone any retaliation of any kind against an employee who comes forward with an ethical concern or complaint.

        The Board also has established a process through which interested parties may communicate directly with Mr. Buzby. In particular, confidential communications may be sent directly to Mr. Buzby at the Company's corporate offices, 4353 Park Terrace Drive, Westlake Village, CA 91361.

Communications with the Board of Directors

        The Board has established a process for stockholders and other interested parties to communicate with the Board. Anyone wishing to communicate with the Board should send their communication to the Company's corporate headquarters c/o the Secretary of the Company at 4353 Park Terrace Drive, Westlake village, CA 91361. Communications intended for a specific director, such as the Lead Director, should be addressed to their attention c/o the Secretary of the Company at this address. The Secretary shall forward all such communications to the appropriate director or directors for consideration.

Nomination of Directors/Director Presence at Annual Meetings

General Criteria

        The Company does not have a standing nominating committee, but rather historically has engaged the full Board of Directors in the process of nominating directors for election. The Board of Directors views the breadth of the experience of the full Board as greater than that of a committee made up of only a portion of the Board. Additionally, the Company's Board of Directors does not believe it is in the best interests of the Company to establish rigid criteria for the selection of nominees to the Board. Rather, the Board of Directors recognizes that the challenges and needs of the Company will vary over time and, accordingly, believes that the selection of director nominees should be based on skill sets most pertinent to the issues facing or likely to face the Company at the time of nomination. At the same time, the Board of Directors believes that the Company will benefit from a diversity of background and experience on the Board and, therefore, will consider and seek nominees who, in addition to general management experience and business knowledge, possess, among other attributes, an expertise in one or more of the following areas: finance, technology, international business, investment banking, business law, corporate governance, risk assessment, and investor relations. In addition, there are certain general attributes that the Board of Directors believes all director candidates must possess including:

  •
  A commitment to ethics and integrity;

  •
  A commitment to personal and organizational accountability;

  •
  A history of achievement that reflects superior standards for themselves and others; and

  •
  A willingness to express alternate points of view while, at the same time, being respectful of the opinions of others and working collaboratively as a team player.

        The Board of Directors has adopted a resolution addressing the director nominations process. The resolution is available on our website at www.valueclick.com under "Corporate Info". As noted, a above, all members of the Board other than James R. Zarley, our Chief Executive Officer, and Tom Vadnais, are independent directors under NASDAQ listing standards.

Stockholder Nominations

        The Board of Directors will consider nominees for directors recommended by stockholders when such recommendations are made in accordance with the notice and information provisions of the Company's By-laws. In particular, a stockholder must deliver written notice of such recommendation to the Secretary of the Company, at the Company's principal executive offices, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's Annual Meeting. Therefore, in order to be considered by the Board of Directors for nomination as a director at the Annual Meeting to be held in 2005, stockholder recommendations for director nominees must be received by ValueClick's Secretary between February 3, 2005 and March 5, 2005. In addition, as provided in the By-laws, any such recommendation also must set forth (a) all information relating to each such stockholder nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended, and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) with respect to the stockholder making the recommendation and the beneficial owner, if any, on whose behalf the recommendation is made, the name, address, class and number of shares held by such stockholder and/or beneficial owner. Recommendations that meet the criteria outlined above and meet the notice and information provisions of the Company's By-laws described above will be forwarded to the Board of Directors for further review and consideration.

Selection and Evaluation of Candidates

        In addition to considering candidates recommended by stockholders, the Board of Directors may consider candidates recommended by current directors, officers and employees of the Company and, in addition, from time to time, may utilize the services of a search firm to identify and approach potential candidates. In evaluating candidates for director, the Board of Directors assesses the skills, experience and qualifications of the individual against the general criteria set forth above, including the particular needs of and issues facing the Company at the time. In addition, with regard to current directors, the Board of Directors takes into consideration such individuals' past performance as a director. The Board of Directors intends to evaluate any stockholder candidates in the same manner as candidates from all other sources.

Director Attendance at Annual Meetings

        The Board typically schedules the Annual Meeting in consideration of Board members' schedules and members are encouraged, but not required, to attend the Annual Meeting. Two directors attended the 2003 Annual Meeting.

Our Board and Committee Structure

Executive Officers, Directors and Other Key Employees

        Set forth below is information concerning ValueClick's directors, executive officers and other key employees as of March 1, 2004.

Name	Age	Position(s)
James R. Zarley	59	Chairman of the Board, Chief Executive Officer and President
Samuel Paisley	53	Chief Financial Officer, Chief Operating Officer—Media
Peter Wolfert	40	Chief Technology Officer
Scott P. Barlow	35	Secretary
David S. Buzby(1)(2)	44	Director
Martin T. Hart(1)(2)	68	Director
Tom A. Vadnais	55	Director
Samuel P. Gerace, Jr.	40	Director
Jeffrey F. Rayport(1)	44	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

        JAMES R. ZARLEY is the Chairman of the Board and Chief Executive Officer of ValueClick. He has served as Chairman, and has been an advisor to ValueClick, since May 1998. In February 1999, Mr. Zarley joined ValueClick in a full-time capacity and in May 1999 he became Chief Executive Officer. In January of 2001, Mr. Zarley assumed the added position of President of ValueClick, Inc. Prior to joining ValueClick, from April 1987 to December 1996, Mr. Zarley was Chief Executive Officer of Quantech Investments, an information services company. From December 1996 to May 1998, Mr. Zarley was the Chairman and Chief Executive Officer of Best Internet until its merger with Hiway Technologies, a Web hosting company, in May 1998. From May 1998 to January 1999, Mr. Zarley was the Chief Operating Officer of Hiway Technologies until its merger with Internet service provider, Verio, Inc.

        SAMUEL PAISLEY is the Chief Financial Officer and Chief Operating Officer—Media. Mr. Paisley joined ValueClick in his initial role of Executive Vice President in April 2000, added the position of Chief Operating Officer—Media in January 2001 and assumed the role of Chief Financial Officer in June 2002. Mr. Paisley previously served as Chief Financial Officer and Executive Vice President of Automata International, an integrated circuit manufacturer, from June 1998 to March 2000. Between August 1980 and June 1998 he held several positions at KPMG Peat Marwick LLP, an audit firm, finishing his employment as a partner in Information, Communications and Entertainment. Mr. Paisley graduated with a B.A. from Washington & Jefferson College and an M.B.A. from the University of Pittsburgh.

        PETER WOLFERT joined ValueClick as its Chief Technology Officer in June 2000. Previously, Mr. Wolfert was the Senior Vice President and Director of Information Technology for Mellon Capital Management, an investment management firm in San Francisco, from October 1998 until June 2000. Prior to that he served as Senior Vice President of Information Technology at AIM Funds in San Francisco from October 1995 to October 1998. From January 1992 until October 1995, Mr. Wolfert was Senior Vice President of Information Technology at Trust Company of the West in Los Angeles. Mr. Wolfert graduated with a B.S. from the University of California at Davis, and also earned an M.B.A. with emphasis in Management Information Systems from the University of California at Irvine.

        SCOTT P. BARLOW joined ValueClick as its Vice President and General Counsel in October of 2001 and has also served as its Secretary since February 2002. Prior to joining ValueClick, Mr. Barlow served as the General Counsel and Secretary for Mediaplex, Inc., a provider of technology-based marketing products and services, from December 2000 to October 2001. From October 1999 to December 2000, Mr. Barlow served as Mediaplex's Assistant General Counsel. Prior to his employment with Mediaplex, Mr. Barlow was a senior associate with Raifman & Edwards LLP, a San Francisco based corporate law firm from 1995 to 1999. Mr. Barlow graduated with a B.S. from the University of Florida and a J.D. from the University of Akron School of Law.

        DAVID S. BUZBY has been a director of ValueClick since May 1999. Mr. Buzby is a San Francisco based investor and operator of entrepreneurial companies. From June 1999 to September 2000, Mr. Buzby was the Chief Operating Officer and a founding investor of Internet Barter, Inc., an international business-to-business e-commerce barter exchange. From August 1994 to January 1999, Mr. Buzby worked with Best Internet, a web hosting company. Mr. Buzby held various positions at Best Internet including Chief Financial Officer and Vice Chairman of the Board and was a founding investor. Mr. Buzby graduated with a B.A. from Middlebury College and received an M.B.A. from Harvard Business School.

        MARTIN T. HART has been a director of ValueClick since March 1999. Mr. Hart has been a private investor in the Denver area since 1969. He has owned and developed a number of companies into successful businesses, and has served on the Board of Directors for many public and private corporations. Presently, Mr. Hart is serving on the board of the following public companies: MassMutual Corporate Investors, an investment company; MassMutual Participation Investors, an investment company; T-Netix, a communications company; and, Spectranetics Corporation, a medical device company. He also continues to serve on the Board of Directors of several private companies. Mr. Hart graduated with a B.A. from Regis University and is a Certified Public Accountant.

        TOM A. VADNAIS has been a director of ValueClick since October 2001. From April 2001 to October 2001, Mr. Vadnais was President, Chief Executive Officer and a director of Mediaplex, Inc., a provider of technology-based marketing products and services. Prior to joining Mediaplex, Mr. Vadnais was the Executive Vice President of Professional Services for Compuware Corporation, a software and professional services provider for IT professionals, where he was retained to perform the integration of Data Processing Resources Corporation (DPRC) and managed mergers and acquisitions. Mr. Vadnais was the President and Chief Operating Officer of DPRC, prior to its acquisition by Compuware. From 1992 to 1999, Mr. Vadnais was the President and Chief Operating Officer of Tascor, Inc., a wholly-owned subsidiary of Norrell Inc., where he was a member of Norrell's Board of Directors. Until 1992, Mr. Vadnais worked at IBM for twenty-three years in various management roles, where he had experience in sales, marketing, and as Vice President of Operations. He graduated with a B.A. from the University of California, Los Angeles, and an M.B.A. from Golden Gate University.

        SAMUEL P. GERACE, JR.    has been a director since May 2002. Mr. Gerace has been the Executive Vice President, Chief Technology Officer of Be Free, Inc. since August 1998. He was a founder of and has been involved in managing of Be Free, Inc. since the inception of one of its affiliated companies in September 1985. Mr. Gerace holds an A.B. from Harvard College.

        JEFFERY F. RAYPORT has been a director since May 2002. Dr. Rayport was a former Director of Be Free, Inc. Dr. Rayport currently works at Monitor Group, a management consulting firm, as the founder and Chief Executive Officer of Monitor Marketspace, an e-commerce research and media unit established in 1998. From 1991 to 2000, he was a faculty member at Harvard Business School in the Service Management Unit. He currently serves as a director of Global Sports Interactive and CBS MarketWatch. Dr. Rayport earned an A.B., A.M. and Ph.D. from Harvard University and an M. Phil. from the University of Cambridge (U.K.).

Committees

Audit Committee

        Function.    The Audit Committee acts under a written charter that was revised and reapproved by our Board of Directors during February 2004. Under its revised charter, the Committee, among other things, appoints our independent accountants each year and approves the compensation and terms of engagement of our independent accountants, approves services proposed to be provided by the independent accountants, and monitors and oversees the quality and integrity of our accounting process and systems of internal controls. The Committee reviews the annual audit report of our independent accountants and reports of examinations by any regulatory agencies, and it generally oversees our internal audit program. A copy of the Audit Committee's revised charter is attached as Exhibit A to this Proxy Statement.

        Members.    The current members of the Audit Committee are David S. Buzby—Chairman, Martin T. Hart, and Jeffrey F. Rayport. Each member of the Audit Committee is an independent director under NASDAQ listing standards. Each Committee member meets NASDAQ's financial literacy requirements, as determined by the Board, and the Board has determined that Mr. Buzby, the Committee Chairman, is an "audit committee financial expert" as that term is defined by rules of the Securities and Exchange Commission.

Compensation Committee.

        The Compensation Committee, which consists of Messrs. Hart and Buzby (both of are independent directors under the NASDAQ listing standards), reviews and recommends the compensation arrangements for the Company's Chief Executive Officer and for all other officers and senior level employees, reviews general compensation levels for other employees as a group, determines the awards to be granted to eligible persons under the Company's 2002 Stock Option Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

Board and Committee Meetings

        During 2003, the Board of Directors held seven meetings. The Compensation Committee held four meetings in 2003. The Audit Committee held four meetings in 2003. In 2003, each director attended or participated in 75% or more of the aggregate number of meetings held by the Board of Directors and meetings held by all committees on which the director served, except Mr. Rayport.

PROPOSAL 1
ELECTION OF DIRECTORS

        ValueClick's bylaws provide that the exact number of directors will be fixed from time to time by action of its stockholders or Board of Directors. ValueClick's Board of Directors has fixed the number of directors for the 2004 fiscal year at five directors. Five members of ValueClick's Board of Directors will be elected at the annual meeting. ValueClick's Board of Directors has nominated each of the persons listed below to be elected as directors to serve for a one-year term and until his successor is duly elected and qualified.

        Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board of Directors' five director nominees below. Proxies cannot be voted for more than the five named director nominees.

        Each nominee for election has agreed to serve if elected, and ValueClick has no reason to believe that each director nominee will be unavailable to serve. If any director nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for a director nominee designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the director nominees named below.

        The biographies of ValueClick's nominees for directors are included above at page 5, under "Information About Directors and Executive Officers."

        The names of the nominees, and certain information about them, are set forth below.

Nominees

Name	Age	Director Since	Position
James R. Zarley	59	1998	Chairman of the Board and Chief Executive Officer
David S. Buzby	44	1999	Director
Martin T. Hart	68	1999	Director
Tom A. Vadnais	55	2001	Director
Jeffrey F. Rayport	44	2002	Director

Vote Required For Approval

        The affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a Director of the Company. This means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

Certain Relationships

        There are no family relationships among any of our directors or executive officers. In addition, neither the Company nor any of its subsidiaries, during Fiscal 2003, was not a party to any transactions in which an executive officer, director, nominee, 5% shareholder or immediate family member of any of the foregoing persons had a material direct or indirect interest. During Fiscal 2003, no executive officer, director, nominee, or immediate family member of any of the foregoing persons; corporation or organization (other than the Company or subsidiaries of the Company) of which an officer, director or nominee of the Company is an executive officer, partner or greater than 10% beneficial owner; or trust or other estate with respect to which an executive officer, director or nominee of the Company has a substantial beneficial interest or serves as trustee was indebted to the Company.

COMPENSATION

Director Compensation

        For the 2003 fiscal year, each non-employee member of our board will receive annual compensation of $5,000. The members of the audit committee of the board and its chairman will receive additional compensation of $5,000 and $20,000, respectively. The members of the board are also reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board of Directors. Directors are also eligible to receive options and to be issued shares of common stock directly under our 2002 Stock Option Plan. Those directors who are our employees do not receive compensation for their services as directors.

Executive Compensation

        The following table sets forth the compensation paid in each of our last three completed fiscal years to our Chief Executive Officer and our other most highly compensated executive officers who were serving as executive officers at the end of 2003 and whose total salary and bonus exceeded $100,000 during 2003. We refer to each of these individuals in this Proxy Statement as our "named executive officers."

Summary Compensation Table

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary			Bonus		Other Annual Compensation	Securities Underlying Options/SARs	All Other Compensation(5)
James R. Zarley Chairman, Chief Executive Officer and President	2003 2002 2001	$ $ $	375,000 340,625 200,000	(1)		— — —	— — —	150,000 1,500,000 —		$1,290 — —
Samuel J. Paisley Chief Financial Officer and Chief Operating Officer—Media	2003 2002 2001	$ $ $	300,000 300,000 200,000	(2)		— — —	— — —	100,000 300,000 200,000	$ $ $	3,125 4,271 4,967
Peter Wolfert Chief Technology Officer	2003 2002 2001	$ $ $	300,000 300,000 200,000	(3)	$	— — 100,000	— — —	50,000 200,000 150,000	$ $ $	3,125 5,500 1,042
Scott P. Barlow Secretary, VP and General Counsel	2003 2002 2001	$ $ $	178,333 150,000 25,000	(4) (6)		— — —	— — —	40,000 10,000 25,000	$ $ $	1,650 4,406 750

(1)
Mr. Zarley's base salary increased from $200,000 to $300,000 in January 2002 and from $300,000 to $375,000 in June 2002.

(2)
Mr. Paisley's base salary increased from $200,000 to $300,000 effective January 2002.

(3)
Mr. Wolfert's base salary increased from $200,000 to $300,000 effective January 2002.

(4)
Mr. Barlow's base salary increased from $150,000 to $180,000 effective February 2003 and to $200,000 effective December 2003.

(5)
Represents 401(k) matching contributions paid by ValueClick on the executive's behalf.

(6)
Mr. Barlow commenced his employment in October 2001 at a base salary of $150,000.

Option Grants in Fiscal Year 2003

        The following table sets forth information regarding options granted to each named executive officer during the fiscal year ended December 31, 2003. We did not grant any stock appreciation rights during the fiscal year ended December 31, 2003.

			Individual Grants
	Number of Securities Underlying Options Granted(#)		Percent of Total Options Granted to Employees in 2002(3)			Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term(5)
				Exercise Price Per Share ($/share)(4)
Name					Expiration Date
						5%($)	10%($)
James R. Zarley	150,000	(1)	3.9%	$2.83	2/11/13	$267,000	$677,000
Samuel J. Paisley	100,000	(1)	2.6%	$2.83	2/11/13	$178,000	$451,000
Peter Wolfert	50,000	(1)	1.3%	$2.83	2/11/13	$89,000	$226,000
Scott P. Barlow	40,000	(2)	1.0%	$2.83	2/11/13	$71,000	$180,000

(1)
The options vest monthly over a one-year period measured from the date of grant.

(2)
The options vest monthly over a four-year period measured from the date of grant.

(3)
During the fiscal year ended December 31, 2003, we granted options to purchase 3,810,904 shares of our common stock, including 1,298,403 shares granted in the assumption of the Commission Junction, Inc. and Hi-Speed Media, Inc. stock plans.

(4)
Options were granted at an exercise price equal to the fair market value of our common stock at the date of the grant as measured by the closing price of our common stock as reported on the Nasdaq National Market. Each option has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service with ValueClick, Inc.

(5)
Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of the common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

Aggregate Option Exercises in Fiscal Year 2003 and fiscal Year-End Option Values

        The following table sets forth information with respect to each of our named executive officers concerning their exercise of stock options during the fiscal year ended December 31, 2003 and the number of shares subject to unexercised stock options held by them as of the close of such fiscal year.

        In the following table, "Value Realized" is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the "Value of Unexercised In-The-Money Options" is based on the closing selling price per share at the close of the 2003 fiscal year less the exercise price payable per share. Options are "In-the-Money" if the fair market value of the underlying options exceeds the exercise price of the option.

					Value of Unexercised In-the-Money Options at December 31, 2003
			Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2003
	Number of Shares Acquired on Exercise(#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable($)	Unexercisable($)
James R. Zarley	—	—	1,663,195	931,250	$12,557,296	$6,155,375
Samuel J. Paisley	—	—	356,250	243,750	$2,551,208	$1,620,792
Peter Wolfert	—	—	209,376	190,624	$1,167,361	$1,190,139
Scott P. Barlow	8,750	$44,774	25,817	52,116	$104,684	$335,052

COMMITTEE REPORTS

Report of the Compensation Committee of the Board of Directors
on Executive Compensation

        The following is a report of the compensation committee of the Board of Directors (the "Compensation Committee") describing the compensation policies applicable to our executive officers during the fiscal year ended December 31, 2003. The Compensation Committee is responsible for ensuring that we provide competitive compensation practices and that those practices are in accordance with all legal requirements and are of the highest quality. These responsibilities include making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers, senior executives and directors of the corporation, and all bonus and stock compensation to all employees.

General Compensation Policy

        Under the supervision of the Compensation Committee, our compensation policy is designed to attract and retain qualified key executives critical to growth and long-term success. It is the objective of the Compensation Committee to have a portion of each executive's compensation contingent upon our performance, as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (1) base salary which reflects individual performance and expertise; (2) variable bonus awards established explicitly in employment agreements or determined individually by the Board or Compensation Committee, which are payable in cash and tied to the achievement of certain performance goals; and (3) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

        The following summary describes in more detail the factors which the Compensation Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

        The level of base salary is established on the basis of the individual's qualifications and relevant experience, the strategic goals for which she or he has responsibility, compensation levels at companies which compete with us for business and executive talent, and incentives necessary to attract and retain qualified management. Base salary is adjusted annually to take into account the individual's performance and to maintain a competitive salary structure. It is the policy of ValueClick that the Compensation Committee or the Board of Directors review and approve base wage compensation proposals for executive officers.

Cash-Based Incentive Compensation

        Cash bonuses are awarded to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as revenue growth, operating margin targets and new business opportunities.

Long-Term Incentive Compensation

        We utilize our stock option plans to provide executive and other key employees with incentives to maximize long-term stockholder values. Awards under this plan take the form of incentive stock options designed to give the recipient a meaningful stake in the equity in ValueClick and thereby closely align his or her interests with those of our stockholders.

Compensation of the Chief Executive Officer

        The plans and policies discussed above were the basis for the 2003 compensation of the Company's Chief Executive Officer, James R. Zarley. In accordance with these plans and policies, Mr. Zarley received a base salary of $300,000 in January 2002. In June 2002, Mr. Zarley's salary was increased to$375,000 and remained at that level for the duration of 2002 and through 2003. On February 11, 2003, the Company granted 150,000 stock options to Mr. Zarley (the "Options"). The Options were issued with an exercise price of $2.83 and vest monthly over a period of one year.

Deductibility of Executive Compensation

        The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by ValueClick to each of its executive officers is expected to be below $1 million and the Compensation Committee believes that options granted under our 2002 Incentive Stock Option Plans to such officers will meet the requirements for qualifying as performance-based, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of its executive officers. It is the Compensation Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under the applicable tax law. However, we may from time to time pay compensation to our executive officers that may not be deductible.

Submitted by the Compensation Committee of the Board of Directors

David S. Buzby
Martin T. Hart

Report of the Audit Committee of the Board of Directors

        The Audit Committee has furnished the following report on Audit Committee matters:

        Pursuant to its charter, the Audit Committee is primarily responsible for overseeing and monitoring the accounting, financial reporting and internal controls practices of the Company and its subsidiaries. Its primary objective is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's independent auditors. The Committee also oversees the performance of the Company's internal audit capability and the Company's compliance with legal and regulatory requirements.

        It is important to note, however, that the role of the Audit Committee is one of oversight, and the Committee relies, without independent verification, on the information provided to it and the representations made by management, the internal auditors and the independent auditors. Management retains direct responsibility for the financial reporting process and system of internal controls.

        In furtherance of its role, the Audit Committee has an annual agenda which includes periodic reviews of the Company's internal controls and of areas of potential exposure for the Company such as risk management and litigation matters. The Committee meets at least quarterly and reviews the Company's interim financial results and earnings releases prior to their publication.

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairperson when expedition of services is necessary. The independent auditors and management report annually to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed. All of the audit, audit-related, tax and other services provided by PricewaterhouseCoopers LLP and tax and other services provided by KPMG LLP in Fiscal 2003 and related fees were approved in accordance with the Audit Committee's policy.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with management and it has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee also has received written disclosures and a letter from PricewaterhouseCoopers LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Submitted by the Audit Committee of the Board of Directors

David S. Buzby
Martin T. Hart
Jeffrey F. Rayport

STOCKHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a graph comparing the cumulative total stockholder return of $100 invested in our Common Stock on March 31, 2000 (the day our shares commenced trading) through December 31, 2003 with the cumulative total return of $100 invested in the Nasdaq Stock Market (U.S.) Index and the RDG Internet Index calculated similarly for the same period.

COMPARISON OF 45 MONTH CUMULATIVE TOTAL RETURN*
AMONG VALUECLICK, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG INTERNET COMPOSITE INDEX

    * $100 invested on 3/31/00 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

EMPLOYMENT AGREEMENTS

        ValueClick has entered into employment agreements with each of Messrs. Zarley, Paisley, Wolfert and Barlow. Under these agreements, each of them is entitled to a base salary as set forth in the table below. In connection with these agreements, we have granted each of them options to purchase shares of ValueClick common stock under either our 2002 Stock Option Plan or 1999 Stock Option Plan as set forth in the table below.

Options Granted Under Employment Agreements

Name	Base Salary	Number of Securities Underlying Options		Exercise Price		Expiration Date
James R. Zarley	$375,000	800,000 600,000 1,500,000 150,000	(1) (1) (1) (1)	$ $ $ $	0.25 1.00 2.45 2.83	May 13, 2009 May 19, 2009 July 31, 2012 February 11, 2013
Samuel J. Paisley	$300,000	200,000 200,000 100,000 100,000	(2) (2) (2) (2)	$ $ $ $	4.25 2.46 2.45 2.83	January 11, 2005 February 14, 2007 July 31, 2012 February 11, 2013
Peter Wolfert	$300,000	150,000 150,000 50,000 50,000	(3) (3) (3) (3)	$ $ $ $	4.25 2.46 2.45 2.83	January 11, 2005 February 14, 2007 July 31, 2012 February 11, 2013
Scott P. Barlow	$200,000	25,000 10,000 40,000	(4) (4) (4)	$ $ $	2.04 2.46 2.83	October 26, 2011 February 14, 2007 February 11, 2013

(1)
150,000 of Mr. Zarley's options became exercisable in June 1999. 450,000 of the options became exercisable upon the closing of ValueClick's initial public offering in March 2000. An additional 155,555 of Mr. Zarley's options became exercisable in December 1999. 644,445 options become exercisable in equal monthly installments over 29 months beginning April 2000. 150,000 of Mr. Zarley's options vest annually over a one-year term measured from February 11, 2003.

(2)
100,000 of Mr. Paisley's options vest annually over a four-year term measured from March 27, 2001. 200,000 of Mr. Paisley's options vest annually over a four-year term measured from February 14, 2002. 100,000 of Mr. Paisley's options vest monthly over a four-year term measured from July 31, 2002. 100,000 of Mr. Paisley's options vest annually over a one-year term measured from February 11, 2003.

(3)
150,000 of Mr. Wolfert's options vest annually over a four-year term measured from July 12, 2000. 150,000 of Mr. Wolfert's options vest annually over a four-year term measured from February 14, 2002. 50,000 of Wolfert's options vest monthly over a four-year term measured from July 31, 2002. 50,000 of Mr. Wolfert's options vest annually over a one-year term measured from February 11, 2003.

(4)
25,000 of Mr. Barlow's options vest annually over a four year term measured from October 19, 2001. 10,000 of Mr. Barlow's options vest annually over a four year term measured from February 14, 2002. 40,000 of Mr. Barlow's options vest annually over a four-year term measured from February 11, 2003.

        All of the current employment agreements described above may be terminated at any time by either party upon ten days' notice. These employment agreements continue until terminated by either us or the employee.

Compensation Committee Interlocks and Insider Participation; Certain Relationships

        None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Compensation Committee or Board of Directors.

        Our policy is that any future related party transactions, as defined under Item 404 of Regulation S-K, be approved in advance by the Audit Committee and be on terms no less favorable to us than we could obtain from non-affiliated parties.

PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 15, 2004, except as noted in the footnotes below, by:

  •
  Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

  •
  Each named executive officer;

  •
  Each of our directors; and

  •
  All of our named executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or that will become exercisable within sixty days after April 15, 2004, are deemed to be beneficially owned by the person even if the options have not actually been exercised and are deemed to be outstanding for the purpose of computing the percentage ownership of that person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 15, 2004, 79,053,705 shares of our common stock were issued and outstanding. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons have sole voting and investment power with respect to the shares shown as beneficially owned. Unless otherwise indicated, the address of the beneficial owner below is c/o ValueClick, Inc., 4353 Park Terrace Drive, Westlake Village, California 91361.

	Shares Beneficially Owned
Name and Address of Beneficial Owner
	Number	Percent
Directors, Executive Officers and Significant Employees:
James R. Zarley(1)	2,126,989	2.6%
Samuel J. Paisley(2)	450,000	*
Peter Wolfert(3)	260,416	*
Scott P. Barlow(4)	35,849	*
David S. Buzby(5)	100,000	*
Martin T. Hart(6)	450,000	*
Tom A. Vadnais(7)	461,300	*
Samuel P. Gerace, Jr.(8)	1,031,591	1.3%
Jeffrey F. Rayport(9)	91,175	*
5% Stockholders:
RS Investment Management Co. LLC(11)	5,323,940	6.3%
All Directors and Officers as a group (9 persons)(10)	5,001,780	6.1%

*
Less than 1%

(1)
Includes 1,544,445 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(2)
Includes 450,000 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(3)
Includes 260,416 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(4)
Includes 35,849 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(5)
Includes 50,000 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(6)
Includes 50,000 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(7)
Includes 50,000 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(8)
Includes 354,260 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(9)
Includes 91,175 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(10)
Includes 2,886,145 shares of common stock issuable upon the exercise of stock options which are presently exercisable or will become exercisable within sixty days from April 15, 2004.

(11)
Number of shares beneficially owned based on Schedule 13G filed with the SEC on February 18, 2004.

        RS Investment Management Co. LLC is the parent company of registered investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Company's common stock. No individual client's holdings of the Company's common stock are more than five percent of the Company's outstanding common stock.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's independent auditors, PricewaterhouseCoopers LLP, audited the consolidated financial statements of the Company and its subsidiaries as of and for the year ending December 31, 2003. Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2004 Annual Meeting with an opportunity to make a statement if they desire to do so, and the representatives are expected to be available to respond to appropriate questions. The Audit Committee of the Board of Directors of Directors will select the Company's independent auditors to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2004. The Audit Committee has considered whether the provision of services by PricewaterhouseCoopers LLP other than the audit of the financial statements of the Company for fiscal 2003 and the review of the financial statements for the first three quarters of fiscal 2003 is compatible with maintaining PricewaterhouseCoopers LLP's independence.

        During the fiscal year ended December 31, 2003, PricewaterhouseCoopers LLP provided the following audit and audit-related services to ValueClick:

        Audit Fees.    Fees for the 2003 annual audit and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three quarters in 2003 were $303,000. Fees for the 2002 annual audit and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three quarters in 2002 were $274,000. These amounts includes statutorily required audits and reviews of our majority owned subsidiary in Japan and our wholly-owed subsidiaries in Europe.

        Audit-Related Fees.    Fees for audit-related services for 2003 and 2002 were $25,000 and $55,000, respectively, and included fees for accounting standard and transaction consultations.

        Tax Fees.    PricewaterhouseCoopers LLP did not render any professional tax services during the 2003 or 2002 fiscal years.

MARKET VALUE

        On December 31, 2003, the closing price of a share of the Company's Common Stock on the NASDAQ Stock Exchange was $9.07.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR
ANNUAL MEETING IN 2005

        Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in 2005 must be received by the Company on or before November 23, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy.

        In addition, a stockholder who wishes to present a proposal at the annual meeting of stockholders to be held in 2005 must deliver the proposal to the Company so that it is received on or after

February 3, 2005 and not later than March 5, 2005 in order to be considered at that annual meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day after the date of public disclosure of the date of such meeting is first made. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

        Any stockholder proposals should be mailed to: Secretary, ValueClick, Inc., 4353 Park Terrace Drive, Westlake Village, CA 91361.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ValueClick's executive officers and directors, and persons who own more than 10% of a registered class of ValueClick equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish ValueClick with copies of all Section 16(a) forms that they file. Based solely on ValueClick's review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, ValueClick believes that, for the reporting period from January 1, 2003 to December 31, 2003, its executive officers and directors complied with all their reporting requirements under Section 16(a) for such fiscal year, except that Mr. Hart did not timely file his Form 4 for a transaction in August 2003, Messrs. Zarley, Paisley and Barlow did not timely file their respective Form 4 individual transaction in February 2003 and Mr. Gerace had a correction to his Form 4 for a transaction in May 2002. Forms were subsequently filed with the Securities and Exchange Commission for these transactions, however, the related Form 5 filings for Messrs. Zarley, Paisley and Barlow as well as Mr. Wolfert were also filed late.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

EXHIBIT A

AUDIT COMMITTEE CHARTER

VALUECLICK, INC.

I.    PURPOSE

        The primary function of the Audit Committee is to represent and assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (1) the Corporation's accounting and financial reporting processes, including the audits of the Corporation's financial statements, the financial information which will be provided to the Corporation's stockholders and others, and the integrity of the Corporation's financial statements; (2) the systems of internal controls which management has established; (3) the Corporation's compliance with legal and regulatory requirements; and (4) the Corporation's audit processes, including the qualifications and independence of the outside auditor and the performance of the Corporation's internal audit function and the outside auditor.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more independent directors, as appointed by the Board, including one chair. For purposes hereof, the term "independent" shall mean a director who meets The Nasdaq Stock Market, Inc. ("NASDAQ") standards of independence for directors and audit committee members, as determined by the Board.

        All members of the Committee shall be able to read and understand fundamental financial statements and at least one member of the shall be an "audit committee financial expert," as determined by the Board in accordance with Securities and Exchange Commission rules. In addition, no Committee member may have participated in the preparation of the financial statements of the Corporation or any of the Corporation's current subsidiaries at any time during the past three years.

III.    MEETINGS

        The Committee shall meet on a regular basis and shall hold additional meetings as circumstances require. The Committee shall meet separately in executive session, periodically, with management, those responsible for the internal audit functions of the Corporation, and the outside auditor. The Committee shall report regularly to the Board with respect to its activities.

IV.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

    1.
    Review and discuss with management and the outside auditor the Corporation's annual audited and quarterly unaudited financial statements, including: (a) an analysis of the auditor's judgment as to the quality of the Corporation's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; and (c) major issues regarding the Corporation's accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles and financial statement presentations. In addition, the Committee shall receive reports from the outside auditor as required by the rules of the Securities and Exchange Commission.

    2.
    Recommend to the Board, based on the review and discussion described in paragraphs (1) and (6), whether the financial statements should be included in the Annual Report on Form 10-K.

    3.
    Review earnings press releases, and corporate practices with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies. The chair of the Committee may represent the entire Committee for purposes of this review.

    4.
    Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the outside auditor. In this regard, the Committee shall have the sole authority to: (a) appoint and retain, (b) approve the fees and other compensation to be paid to, (c) when appropriate, terminate, and (d) oversee, the outside auditor, which shall report directly to the Committee.

    5.
    Approve in advance all audit and permissible non-audit services to be provided by the outside auditor and establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit.

    6.
    Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence; on an annual basis, obtain a formal written statement from the outside auditor delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1, and any other relationships that may adversely affect the independence of the outside auditor; and review and discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor.

    7.
    Review with the outside auditor the scope and results of the annual audit and, following completion of the annual audit, review separately with the outside auditor, those responsible for the internal audit functions of the Corporation, and management any significant difficulties encountered during the course of the audit and management's response.

    8.
    Review the scope and results of the internal audit program.

    9.
    Receive reports regarding, and review with the outside auditor, those responsible for the internal audit functions of the Corporation, and management, the adequacy and effectiveness of the Corporation's: internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the outside auditor or management).

    10.
    Receive reports regarding, and review with management, the adequacy and effectiveness of the Corporation's disclosure controls and procedures.

    11.
    Review and approve all "related party transactions," as defined in applicable Securities and Exchange Commission rules.

    12.
    Review and discuss the Corporation's policies with respect to risk assessment and risk management.

    13.
    Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

    14.
    Establish policies for the hiring of employees and former employees of the outside auditor.

    15.
    Review the Corporation's compliance programs with respect to applicable laws and regulations, and the Corporation's code of conduct and program to monitor compliance with the code.

    16.
    Oversee the preparation of the report required by SEC rules to be included in the Corporation's proxy statement.

    17.
    Evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any changes to the Board.

    18.
    Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

V.    OUTSIDE ADVISORS

        The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Committee in the performance of its functions. The Committee shall have sole authority to approve related fees and retention terms and shall receive appropriate funding from the Corporation, as determined by the Committee, for payment of fees to any such advisors.

*******

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
VALUECLICK, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2004

The undersigned hereby appoints James R. Zarley and Samuel J. Paisley, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of ValueClick, Inc. to be held at The Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, on Thursday, June 3, 2004 at 11:30 AM Pacific Standard Time, and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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You can now access your VALUECLICK INC. account online.

Access your VALUECLICK INC. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for VALUECLICK INC., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.	Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
	FOR	WITHHELD FOR ALL
ITEM 1. ELECTION OF DIRECTORS	☐	☐
Nominees: 01 James R. Zarley 02 David S. Buzby 03 Martin T. Hart 04 Tom Vadnais	05 Jeffrey F. Rayport		Item 2—Other Business. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The board of directors at present knows of no other business to be presented by or on behalf of ValueClick or the board of directors at the meeting.
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/vclk		Telephone 1-800-435-6710		Mail
	OR		OR
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

Nominees
COMPENSATION
Summary Compensation Table
Option Grants in Fiscal Year 2003
Aggregate Option Exercises in Fiscal Year 2003 and fiscal Year-End Option Values
COMMITTEE REPORTS Report of the Compensation Committee of the Board of Directors on Executive Compensation
Report of the Audit Committee of the Board of Directors
STOCKHOLDER RETURN PERFORMANCE GRAPH
EMPLOYMENT AGREEMENTS
Options Granted Under Employment Agreements
PRINCIPAL STOCKHOLDERS
INDEPENDENT PUBLIC ACCOUNTANTS
MARKET VALUE
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2005
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
AUDIT COMMITTEE CHARTER VALUECLICK, INC.